UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2017

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Yudong Miaoshitai #46-9, Banan District, Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86 023 6293 2061

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On July 13, 2017, Chongqing CAT9 Industrial Co. Ltd, the operating subsidiary of CAT9 Group Inc. (the “Company”) entered into an Short Term Loan Agreement (the “Agreement”) with Chongqing CAT9 Internet Modern Agriculture. The terms as follows; the Company loaned one million RMB to Chongqing CAT9 Internet Modern Agriculture from July 13, 2017 to July 31, 2017 with an interest rate 4.38% per annum. The Agreement is hereby referenced on this Current Report as exhibit 10.7.

Additionally, on September 26, 2017, Chongqing CAT9 Industrial Co. Ltd, the operating subsidiary of CAT9 Group Inc. (the “Company”) entered into a two-party Agreement (the “Agreement”) with Shangdong Runan Biotechnology Co., Ltd.

The Agreement between the three parties outlines the mutual cooperation whereby Chongqing CAT9 Industrial Co. Ltd. as described in the Agreement is known as Party A, and Shangdong Runan Biotechnology Co., Ltd., known as Party B, have entered into a product supply agreement for Acer Truncatum Seed Oil Double Capsules.

Further details of the Agreement are filed herewith on this Current Report as exhibit 10.8, the Agreement and exhibit 10.9 with English translation.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2017, the Company entered into new employment agreements with our principal officers, Wenfa “Simon” Sun and Meihong “Sanya’ Qian. Mr. Sun will continue to serve as our President, Chief Executive Officer and Chairman, and Ms. Qian will continue to serve as our Chief Financial Officer and Secretary. During the term of the agreement, Mr. Sun will be entitled to earn $12,000 RMB per month and Ms. Qian will be entitled to earn $10,000 RMB per month upon a minimum of $2 million in RMB in retained earnings on the company’s consolidated balance sheet. These agreements shall be effective from July 1, 2017 until December 31, 2020. These employment agreements are filed herewith on this Current Report as exhibit 10.10, the Agreement and exhibit 10.11 with English translation. The Company had rescinded its previous employment agreements with Wenfa "Simon" Sun and Meihong "Sanya' Qian on December 31, 2016. These employment agreements were filed on Form 8-K on December 27, 2016 and was scheduled with a term from January 1, 2017 to December 31, 2020.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
10.7	Loan Agreement dated July 13, 2017
10.8	Shangdong Runan Biotechnology Co., Ltd., product supply Agreement dated September 26, 2017
10.9	Shangdong Runan Biotechnology Co., Ltd., product supply Agreement dated September 26, 2017, English Translation
10.10	Wenfa “Simon” Sun, Employment Agreement dated, July 1, 2017
10.11	Meihong “Sanya” Qian, Employment Agreement dated, July 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun.

President, Chief Executive Officer,

and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian.

Chief Financial Officer, Secretary

Date:  November 8, 2017

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